Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policy on Granting Equity Awards
Grants of awards under the 2020 Plan are made from time to time at the discretion of the Compensation Committee and the Board of Directors, and not on a predetermined schedule. The action to make a grant of an award takes into consideration whether or not the recipient is in possession or likely to be in possession of material non-public information when determining the timing and terms of an award under the 2020 Plan. The grant of an award is not timed to affect the value of executive compensation.
During 2024, during the period after the initial public offering of the Company on November 11, 2024, the Company did not grant any awards to named executive officers that would require tabular disclosure pursuant to Regulation S-X.

Award Timing Method	Grants of awards under the 2020 Plan are made from time to time at the discretion of the Compensation Committee and the Board of Directors, and not on a predetermined schedule.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The action to make a grant of an award takes into consideration whether or not the recipient is in possession or likely to be in possession of material non-public information when determining the timing and terms of an award under the 2020 Plan. The grant of an award is not timed to affect the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false